UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):

January 15, 2016 (January 14, 2016)

___________________

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 14, 2016, MOCON, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Volatile Analysis Corporation (“VAC”) pursuant to which the Company agreed to sell to VAC the assets exclusively used in its business of providing equipment and analytical chemistry services and related formulation, product development, and consulting services, primarily focused on identification of odors and aromas. This business was conducted from the Company’s Round Rock, Texas facility and was formerly conducted under the “Microanalytics” name.

Under the terms of the Agreement, VAC will pay to the Company an aggregate purchase price of $1.3 million in a combination of cash and a promissory note. In connection with the purchase of these assets, (i) VAC will offer to employ or engage each of MOCON’s three employees and two independent contractors who are dedicated to the sold business and (ii) VAC will assume the Company’s obligations under the lease for the facility in Round Rock, Texas.

The purchase and sale of assets contemplated by the Agreement is scheduled to close on February 29, 2016.

The foregoing description of the Agreement is a general description only, does not purport to be a complete description of all terms of the Agreement.

Item 7.01	Regulation FD Dislosure

On January 14, 2016, the Company issued a press release announcing its entry into the Agreement with VAC. A copy of the press release is attached to this report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued January 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOCON, INC.

Dated: January 15, 2016	By:	/s/	Elissa Lindsoe
Elissa Lindsoe
Vice President, Chief Financial Officer,
Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press Release issued January 14, 2016	Furnished herewith